UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2015

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Iron Mountain Incorporated (the “Company”) has established a record date of October 5, 2015 for the special meeting of its shareholders to, among other things, consider and vote on a proposal to approve the issuance of shares of Iron Mountain common stock to shareholders of Recall Holdings Limited (“Recall”) as contemplated by the previously announced Scheme Implementation Deed, dated June 8, 2015, by and between the Company and Recall, pursuant to which the Company has agreed to acquire 100% of the issued share capital of Recall.

Important Information and Where to Find It

The Company has filed with the Securities and Exchange Commission, or the SEC, a proxy statement in connection with the approval of the issuance of the Company’s common stock to Recall shareholders. Equivalent information will be included in the scheme booklet that Recall will prepare and, following approval from the Australian Court, dispatch to its shareholders in connection with the scheme meeting at which Recall shareholders will consider whether or not to support the acquisition of Recall by the Company by way of scheme of arrangement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, RECALL, THE SCHEME IMPLEMENTATION DEED AND THE SCHEME OF ARRANGEMENT. Investors and security holders will be able to obtain these materials (if and when they are available) and other documents filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, and those documents released by Recall to the Australian Securities Exchange, or ASX, announcements platform free of charge at ASX’s website, www.asx.com.au. In addition, stockholders will be able to obtain copies of the proxy statement and other documents filed with the SEC from the Company’s website at www.ironmountain.com or by directing such request to the Company at Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110, Attention: Investor Relations.

Participants in Potential Solicitation

The Company and certain of its respective directors, executive officers and other persons may be deemed to be participants in the anticipated solicitation of proxies in respect of the vote that would be required by the Company’s shareholders in connection with the issuance of the Company’s common stock as contemplated by the Scheme Implementation Deed. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on April 13, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President and General Counsel

Date: September 25, 2015